                                                              September 29, 2023


                                 PIONEER FUNDS

SUPPLEMENT TO THE PROSPECTUS, AS IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, FOR:


FUND                                         DATE OF PROSPECTUS
Pioneer Strategic Income Fund                 February 1, 2023
Pioneer Emerging Markets Equity Fund          February 1, 2023
Pioneer Global Sustainable Growth Fund        February 1, 2023
Pioneer Global Sustainable Value Fund         February 1, 2023
Pioneer Intrinsic Value Fund                  February 1, 2023
Pioneer Equity Income Fund                      March 1, 2023
Pioneer High Yield Fund                         March 1, 2023
Pioneer Mid Cap Value Fund                      March 1, 2023
Pioneer Flexible Opportunities Fund             March 1, 2023
Pioneer Floating Rate Fund                      March 1, 2023
Pioneer Global High Yield Fund                  March 1, 2023
Pioneer CAT Bond Fund                         December 5, 2022
Pioneer AMT-Free Municipal Fund                 April 1, 2023
Pioneer Select Mid Cap Growth Fund              April 1, 2023
Pioneer International Equity Fund               April 1, 2023
Pioneer Core Equity Fund                         May 1, 2023
Pioneer Fund                                     May 1, 2023
Pioneer Multi-Asset Ultrashort Income Fund     August 1, 2023
Pioneer Fundamental Growth Fund                August 1, 2023
Pioneer Bond Fund                             November 1, 2022
Pioneer Balanced ESG Fund                     December 1, 2022
Amundi Climate Transition Core Bond Fund      October 18, 2022
Pioneer Multi-Asset Income Fund               December 1, 2022
Pioneer Securitized Income Fund               December 1, 2022
Pioneer Solutions - Balanced Fund             December 1, 2022
Pioneer High Income Municipal Fund            December 28, 2022
Pioneer Disciplined Growth Fund               December 28, 2022
Pioneer Disciplined Value Fund                December 28, 2022
Pioneer Global Sustainable Equity Fund        December 28, 2022
Pioneer Corporate High Yield Fund             December 28, 2022
Pioneer Short Term Income Fund                December 28, 2022

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The following supplements any information to the contrary in the fund's summary prospectus, prospectus and statement of additional information.

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES
The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales load (CDSC) waivers. In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. The following provides additional information about transactions through the following intermediaries. References to Class C shares also refer generally to Class C2 shares (if available).



J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or Statement of Additional Information.

FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT J.P. MORGAN SECURITIES LLC
o Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.
o Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
o Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
o Shares purchased through rights of reinstatement.
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
o Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

CLASS C TO CLASS A SHARE CONVERSION
o A shareholder in the fund's Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.

CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT J.P. MORGAN SECURITIES LLC
o Shares sold upon the death or disability of the shareholder.
o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
o Shares purchased in connection with a return of excess contributions from an IRA account.
o Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
o Shares acquired through a right of reinstatement.

FRONT-END LOAD DISCOUNTS AVAILABLE AT J.P. MORGAN SECURITIES LLC: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT
o Breakpoints as described in the prospectus.
o Rights of Accumulation ("ROA") which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
o Letters of Intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).











                                                                   33462-00-0923
                                     (Copyright)2023 Amundi Distributor US, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC